W&R TARGET FUNDS, INC.

Supplement dated March 24, 2008
to
Prospectus dated May 1, 2007

At a meeting held on February 27, 2008, the Board of Directors of W&R Target Funds, Inc. unanimously approved, effective March 24, 2008, the termination of the Investment Sub-Advisory Agreement between Waddell & Reed Investment Management Company (WRIMCO) and BlackRock Capital Management, Inc. (BlackRock) dated December 2, 2007, relating to W&R Target Funds, Inc. Small Cap Value Portfolio (Portfolio). As a result, on that date, WRIMCO, the Portfolio's investment adviser, assumes direct investment management responsibilities of the Portfolio. All references to BlackRock where it appears in the Prospectus with respect to Small Cap Value Portfolio, except under the section titled "Performance," are deleted.

The following replaces the disclosure under "Principal Strategies" in the "Overview of the Portfolio" section for Small Cap Value Portfolio:

Principal Strategies

Small Cap Value Portfolio seeks to achieve its objective by investing primarily in various types of equity securities of small cap companies. Under normal market conditions, at least 80% of the Portfolio's net assets will be invested, at the time of purchase, in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. These equity securities will consist primarily of common stocks, some of which may be offered in IPOs.

In selecting companies, WRIMCO, the Portfolio's investment manager, emphasizes a bottom-up approach that focuses on securities which, in WRIMCO's opinion, have favorable prospects but low to moderate expectations implicit in the stock price. WRIMCO may look at a number of factors in its consideration of a security, such as:

  the "intrinsic value" of the company in comparison to its stock price historical and projected financial performance
  free cash flow generation
  industry characteristics and potential
  competitive strategy
  management history

"Intrinsic value" is the perceived realizable market value, determined through WRIMCO's analysis of the companies' financial statements and an estimate of the present value of future cash flows.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including realized valuation, deterioration in fundamentals, change in management or strategy, macro factors, or loss-limit strategies. WRIMCO may also sell a security to reduce the Portfolio's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The following replaces the disclosure for Small Cap Value Portfolio in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks":

Small Cap Value Portfolio: The Portfolio seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities of small cap, value oriented domestic and, to a lesser extent, foreign companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Portfolio has purchased their securities. These companies continue to be considered small cap for purposes of the Portfolio's investment policy. From time to time, the Portfolio will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, WRIMCO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small cap universe. WRIMCO primarily focuses upon equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that WRIMCO believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, WRIMCO considers factors such as a company's ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position. In seeking to achieve its investment objectives, the Portfolio may also invest in equity securities of companies that WRIMCO believes show potential for sustainable earnings growth above the average market growth rate.

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks and other securities convertible into equity securities. The Portfolio may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. Other defensive tactics that may be used by WRIMCO include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in Small Cap Value Portfolio is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

The following information replaces the disclosure regarding the management of Small Cap Value Portfolio in the section entitled "Portfolio Management":

Small Cap Value Portfolio: Timothy J. Miller is primarily responsible for the day-to-day management of Small Cap Value Portfolio and has held his Portfolio responsibilities since March 24, 2008, when WRIMCO assumed direct investment management responsibilities of the Portfolio from BlackRock Capital Management, Inc., the Portfolio's former investment subadviser. Mr. Miller joined WRIMCO and IICO in February 2008. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, and has served on the Investment Committee of Regis Jesuit High School in Denver, helping the school manage its endowment funds. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.